Exhibit 10.6



                            ASSET PURCHASE AGREEMENT

                                  BY AND AMONG

                       CREATIVE MARKETING ASSOCIATES, INC.

                                   VoIP, INC.,

                                       and

                               eGLOBALPHONE, INC.



                                February 23, 2005












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                                TABLE OF CONTENTS

                                                                            Page

ARTICLE I. DEFINITIONS.........................................................1
   1.1     Certain Definitions.................................................1
   1.2     Other Definitional Provisions.......................................2
ARTICLE II. PURCHASE AND SALE..................................................2
   2.1     Purchase Price......................................................2
   2.2     Transfer of Assets..................................................2
ARTICLE III. CLOSING...........................................................3
   3.1     Closing.............................................................3
    3.2    Closing Deliveries..................................................3
ARTICLE IV. REPRESENTATIONS AND WARRANTIES OF SELLER...........................3
   4.1     Organization; Capitalization........................................3
   4.2     Authorization.......................................................3
   4.3     No Conflict or Violation; Default...................................3
   4.4     Consents............................................................3
   4.5     Assets..............................................................4
   4.6     Solvency; Fair Value................................................4
   4.7     Litigation..........................................................4
   4.8     Tax Matters.........................................................4
   4.9     Intellectual Property...............................................4
ARTICLE V. REPRESENTATIONS AND WARRANTIES OF BUYER.............................4
   5.1     Organization........................................................4
   5.2     Authorization.......................................................5
   5.3     No Conflict or Violation; Default...................................5
   5.4     Consents............................................................5
ARTICLE VI. INDEMNIFICATION....................................................5
   6.1     Settlement of Disputes..............................................5
ARTICLE VII. MISCELLANEOUS.....................................................6
   7.1     Expenses............................................................6
   7.2     Notices.............................................................6
   7.3     Counterparts........................................................6
   7.4     Entire Agreement....................................................7
   7.5     Headings............................................................7
   7.6     Assignment; Amendment of Agreement..................................7
   7.7     Non Waiver..........................................................7
   7.8     Severability........................................................7








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                            ASSET PURCHASE AGREEMENT

         This ASSET PURCHASE AGREEMENT (this "Agreement"), dated as of February 23, 2005, is entered into by and among Creative Marketing Associates, Inc., a Missouri corporation ("Seller"), VoIP, INC., a Texas corporation ("VOIP"), and eGLOBALPHONE, INC., a Florida corporation ("Buyer").

                                    RECITALS

         WHEREAS, Seller currently owns Customer of Record rights in certain telephone numbers, URL's and trademark listed below (ARTICLE I) useful for the marketing of voice-over-internet telephone connectivity (the "Assets");

         WHEREAS, Seller desires to sell substantially all of Seller's Assets, including all rights and interests associated therewith to Buyer; and

         WHEREAS, VOIP and Buyer desire to purchase from Seller, upon the terms and conditions set forth herein, such Assets, rights and interests;

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements set forth herein, the parties hereby agree as follows:

ARTICLE I.
                                   DEFINITIONS

         1.1 Certain Definitions. The following terms have the following meanings when used herein:

         (a) "Assets" includes the following assets of Seller, all rights and interests associated therewith, and, without limiting the generality of the foregoing, shall expressly include the following assets, rights and interests of
Seller:

                  (i) all rights of the Customer of Record in the telephone numbers 1 (800) TALKTIME, 1 (888) TALKTIME and 1 (877) TALKTIME;

                  (ii) all rights to the URL's (domain names) 800TALKTIME.COM, 1800TALKTIME.COM, and 1-800-TALKTIME.COM;

                  (iii) all rights to U.S. Trademark Registration No. 2,209,316 directed to the mark 1-800-TALKTIME and the goodwill associated therewith;

                  (iv) any and all business plans, financial projections, and similar information pertaining to the Assets;

                  (v) any and all other intellectual property pertaining to the Assets, including trademarks, service marks, proprietary rights in trade names, brand names, internet domain names, trade dress, labels, logos, slogans and other indications of origin, and copyrighted works (including any registrations or applications for registration of the foregoing in any jurisdiction and any extensions, modifications or renewals thereof) (the "Intellectual Property");



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                  (vi) except as otherwise provided herein, any and all customer and supplier lists pertaining to the Assets (including principal contacts, addresses and telephone numbers, purchasing history, payment information and any other documented information) and other business files and information;

                  (vii) except as otherwise provided herein, all rights, benefits and interests in and to any and all licenses, leases, contracts, agreements, commitments and undertakings pertaining to the Assets; and

                  (viii) all goodwill of Seller pertaining to the Assets.

         (b) Other capitalized terms included in this Agreement shall have the meaning ascribed to herein.

         1.2 Other Definitional Provisions. The language in all parts of this Agreement shall be construed, in all cases, according to its fair meaning.

         (a) Terms defined in the singular shall have a comparable meaning when used in the plural, and vice versa.

                                   ARTICLE II.
                                PURCHASE AND SALE

         2.1 Purchase Price. Upon the terms and subject to the conditions set forth herein, Buyer shall, and hereby does, purchase from Seller the Assets for an aggregate purchase price consisting of the following: (the "Purchase Price"):

         a)       Cash in the amount of $50,000, was paid on December 13, 2004.

         b)       Cash in the amount of $50,000, was paid on January 12, 2005.

         c)       Cash in the amount of $100,000,  to be paid on or before April
                  1, 2005.

         d) Warrants, which will be fully tradable no later than August 1, 2005, to purchase 400,000 shares of the Common Stock of VOIP at one dollar and seventy cents ($1.70) per share, pursuant to the Warrant Agreement attached as Exhibit A.

         e) 100,000 shares of restricted VOIP Common Stock Issued December 30, 2004, said restrictions to be removed so that said shares are fully tradable no later than August 1, 2005.

         2.2 Transfer of Assets. Upon the terms and subject to the conditions set forth herein, Seller shall, and hereby does, sell and transfer to Buyer all right, title and interest of Seller in and to the Assets, free and clear of all encumbrances of any kind known to Seller.




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                                  ARTICLE III.
                                     CLOSING

         3.1 Closing. The closing of the transactions contemplated herein (the "Closing") is occurring on the date hereof (the "Closing Date") and shall be deemed effective upon the execution and delivery of this Agreement.

         3.2 Closing Deliveries. To effect the sale and transfer of the Assets referred to in Section 2.2 hereof, the parties shall, and hereby do, execute and deliver, or have delivered, to each other all documents reasonably necessary to effect the Closing, except the assignment of said Registration No. 2,209,316 which may be retained by Seller until payment of cash in the amount of $100,000 is received by Seller in accordance with Section 2.1(c) herein.

                                   ARTICLE IV.
                    REPRESENTATIONS AND WARRANTIES OF SELLER

         Seller represents and warrants to Buyer and VOIP as follows:

         4.1 Organization; Capitalization.

         (a) Seller is a Missouri corporation duly organized, validly existing and in good standing under the laws of the State of Missouri and has all requisite power and authority to own or lease the properties used in its business and to carry on such business as presently conducted.

         (b) Seller is duly qualified to do business and is in good standing as a foreign limited liability company in each jurisdiction in which the ownership of the Assets requires such qualification.

         4.2 Authorization. This Agreement has been duly authorized, executed and delivered by Seller, and this Agreement is the legal, valid and binding obligation of Seller enforceable against it.

         4.3 No Conflict or Violation; Default. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby or thereby will violate, conflict with or result in a breach of or constitute a default under or result in the termination or the acceleration of, or the creation in any party of any right (whether or not with notice or lapse of time or both) to declare a default, accelerate, terminate, modify or cancel
(a) any indenture, contract, lease, sublease, loan agreement, note or other obligation or liability to which Seller is a party or by which it is bound, (b) any provision of the articles of organization or regulations or articles of incorporation or bylaws (or similar organizational or governing documents) of Seller, (c) any judgment, order, decree, rule or regulation of any court or governmental agency to which Seller or the Business is subject or (d) any applicable laws or regulations.

         4.4 Consents. No notice to or consent, approval, authorization, order, filing, registration or qualification of or with any court, governmental authority or third party is required to be made or obtained by Seller in connection with the execution and delivery of this Agreement or the consummation by Seller of the transactions contemplated herein and therein.



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         4.5  Assets.  Seller has or will  transfer  to Buyer,  good,  valid and marketable title to the Assets, free and clear of any claims, security interests, liens, pledges, charges, escrows, options, proxies, rights of first refusal, prior assignments remaining in effect, indentures or any other encumbrances of any kind known to Seller, including licenses of intellectual property. The delivery to Buyer of the instruments of transfer contemplated hereby will vest, indefeasible and exclusive title to the Assets in Buyer, free and clear of all encumbrances of any kind known to Seller.

         4.6 Solvency; Fair Value. Seller is solvent. The consummation of the transactions contemplated hereby will not affect Seller's solvency subsequent to the Closing Date. Seller hereby acknowledges that the Purchase Price received pursuant to this Agreement constitutes reasonably equivalent value for the Assets that Buyer is acquiring pursuant hereto.

         4.7 Litigation. There is no claim, action, suit, proceeding, or investigation pending or threatened against Seller or its respective directors, officers, agents or employees (in their capacity as such) pertaining to the
Assets or any properties or rights associated with the Assets or that is reasonably likely to adversely affect the Assets or the transactions contemplated hereby. There are no orders, writs, injunctions or decrees currently in force against Seller or its respective directors, officers, agents or employees (in their capacity as such) pertaining to the Assets.

         4.8 Tax Matters Seller has duly and timely filed, or caused to be duly and timely filed all Tax Returns required to be filed by it with the appropriate governmental authorities, or requests for extensions to file such Tax Returns have been timely filed and granted and have not expired. All such Tax Returns were at the time of filing and are as of the date hereof true, correct and complete in all respects. All Taxes owed by Seller relating to the Assets (whether or not shown on any Tax Return) have been paid within the time and in the manner prescribed by law. All deficiencies for any Taxes relating to Seller's Assets that have been proposed, asserted or assessed against Seller have been fully paid.

         4.9 Intellectual Property. Article I sets forth a true, correct and complete list and description of all registered Intellectual Property and applications therefor owned by Seller pertaining to the Assets (the "Seller Intellectual Property"). The Seller Intellectual Property constitutes all intellectual property of Seller pertaining to the Assets. Seller is the sole owner of the Seller Intellectual Property, free and clear of any payment, restriction or known encumbrance. No claims have been asserted by any person or entity that challenge Seller's exclusive rights in the Seller Intellectual Property. To Seller's knowledge, the Seller Intellectual Property does not infringe on, misappropriate, or otherwise violate a valid and enforceable intellectual property right of any other person or entity.

                                   ARTICLE V.
                     REPRESENTATIONS AND WARRANTIES OF BUYER

         Buyer and VOIP, INC. represent and warrant to Seller as follows:

         5.1 Organization. Buyer and VOIP are corporations duly organized, validly existing and in good standing respectively under the laws of the States of Florida and Texas and have all requisite power and authority to enter into this Agreement.




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5.2 Authorization. This Agreement has been duly authorized, executed and delivered by Buyer, and this Agreement is the legal, valid and binding obligation of Buyer and VOIP, enforceable against Buyer and VOIP in accordance with their respective terms.

         5.3 No Conflict or Violation; Default. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby or thereby will violate, conflict with or result in a breach of or constitute a default under (a) any provision of the articles of incorporation or bylaws of Buyer or VOIP, (b) any judgment, order, decree, rule or regulation of any court or governmental agency to which Buyer or VOIP or Buyer's business or VOIP's business is subject or (c) any applicable laws or regulations.

         5.4 Consents No notice to or consent, approval, authorization, order, filing, registration or qualification of or with any court, governmental authority or third party is required to be made or obtained by Buyer or VOIP in connection with the execution and delivery of this Agreement or the consummation by Buyer or VOIP of the transactions contemplated herein and therein.

                                   ARTICLE VI.
                                 INDEMNIFICATION

         6.1 Settlement of Disputes. (a) Arbitration. All disputes with respect to any claim for indemnification under this Article VII and all other disputes and controversies of every kind and nature between the parties hereto arising out of or in connection with this Agreement shall be submitted to arbitration pursuant to the following procedures:

                  (i) After a dispute or controversy arises, either party may, in a written notice delivered to the other party, demand such arbitration. Such notice shall include a statement of the matter in controversy;

                  (ii)  Within  30  days  after  receipt  of  such  demand,   an
         arbitrator shall be chosen by the American Arbitration Association ("AAA").

                  (iii) The arbitration hearing shall be held within 30 days of appointment of the arbitrator in Kansas City, Missouri, at a location designated by the arbitrator. The Commercial Arbitration Rules of the AAA shall be used and the substantive laws of the State of Missouri (excluding conflict of laws provisions) shall apply;

                  (iv) An award rendered by the arbitrator appointed pursuant to this Agreement shall be final and binding on all parties to the proceeding, shall deal with the question of costs of the arbitration and all related matters, shall not award punitive damages, and judgment on such award may be entered by either party in a court of competent Jurisdiction; and

                  (v) Except as set forth in subsection (b) below, the parties stipulate that the provisions of this Section 6.1 shall be a complete defense to any suit, action or proceeding instituted in any federal, state, or local court or before any administrative tribunal with respect to any controversy or dispute arising out of this Agreement. The arbitration provisions hereof shall, with respect to such controversy or dispute, survive the termination or expiration of this Agreement.



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         (b) Emergency Relief.  Notwithstanding  anything in this Section 6.1 to the contrary, either party may seek emergency relief from a court for any remedy that may be necessary to protect any rights or property of such party pending the establishment of the arbitral tribunal or its determination of the merits of the controversy.

                                  ARTICLE VII.
                                  MISCELLANEOUS

         7.1 Expenses. Buyer shall pay all costs and expenses incurred by it on its behalf, and Seller shall pay all costs and expenses incurred by Seller or on its behalf, in connection with this Agreement and the transactions contemplated hereby, including fees and expenses of their financial consultants, accountants and legal counsel.

         7.2 Notices. All notices, requests, demands and other communications given hereunder (collectively, "Notices") shall be in writing and delivered personally or by overnight courier to the parties at the following addresses or sent by telecopier or telex, with confirmation received, to the telecopy specified below:

                  If to Seller:

                           Maynard Small
                           Creative Marketing Associates, Inc.
                           3100 Broadway - Suite 227
                           Kansas City, Missouri 64111
                           Telecopy No: 816.753.2270
                           Telephone No: 816-474-1400


                  If to Buyer or VOIP:


                           Steven Ivester
                           VoIP, Inc.
                           12330 S.W. 53rd Street
                           Suite 712
                           Ft. Lauderdale, FL 33330
                           Telecopy No.:  954.434-2877
                           Telephone No.:  954.434-2000

         All Notices shall be deemed delivered when actually received if delivered personally or by overnight courier, sent by telecopier or telex (promptly confirmed in writing), addressed as set forth above. Each of the parties shall hereafter notify the other in accordance with this Section 8.2 of any change of address or telecopy number to which notice is required to be mailed.

         7.3 Counterparts. This Agreement may be executed simultaneously in one or more counterparts, and by different parties hereto in separate counterparts, each of which when executed shall be deemed an original, but all of which taken together shall constitute one and the same instrument.



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         7.4 Entire Agreement.  This Agreement  constitutes the entire agreement of the parties with respect to the subject matter hereof and supersede all prior negotiations, agreements and understandings, whether written or oral, of the parties.

         7.5 Headings. The headings contained in this Agreement and in the Schedules and Exhibits hereto are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         7.6 Assignment; Amendment of Agreement. This Agreement shall be binding upon the respective successors and assigns of the parties hereto. This Agreement may not be assigned by any party hereto without the prior written consent of the other party hereto which consent shall not be unreasonably withheld. This Agreement may be amended only by written agreement of the parties hereto, duly executed and delivered by an authorized representative of each of the parties hereto.

         7.7 Non Waiver. The failure in any one or more instances of a party hereto to insist upon performance of any of the terms, covenants or conditions of this Agreement, to exercise any right or privilege in this Agreement conferred, or the waiver by said party of any breach of any of the terms, covenants or conditions of this Agreement shall not be construed as a subsequent waiver of any such terms, covenants, conditions, rights or privileges, but the same shall continue and remain in full force and effect as if no such forbearance or waiver had occurred.

         7.8 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to affect the original intent of the parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the extent possible.

                            [Signature Page Follows]
















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         IN WITNESS  WHEREOF,  the parties have duly executed and delivered this
Agreement as of the day and year first above written.

                                                   CREATIVE MARKETING ASSOCIATES

                                                   By: /s/ Maynard Small
                                                      --------------------------
                                                      Maynard Small, President



                                                     VoIP, INC.

                                                   By: /s/ Steven Ivester
                                                      --------------------------
                                                      Steven Ivester, President


                                                     eGLOBALPHONE, INC.

                                                   By: /s/ Steven Ivester
                                                      --------------------------
                                                      Steven Ivester, President



















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